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                               NUVEEN MUTUAL FUNDS
                           SUPPLEMENT TO PROSPECTUSES
                             Dated December 8, 2003

Nuveen Investment Trust                    Nuveen Municipal Trust
  Prospectus dated October 28, 2003          Prospectus dated August 28, 2003
Nuveen Multistate Trust I                  Nuveen Multistate Trust III
  Prospectuses dated September 29, 2003      Prospectus dated September 29, 2003
Nuveen Multistate Trust II                 Nuveen Multistate Trust IV
  Prospectuses dated June 27, 2003           Prospectus dated September 29, 2003


     The Board of Trustees of the Nuveen Mutual Funds recently approved certain changes to the funds' long-standing policies restricting frequent purchases and redemptions of fund shares.

     The following subsection titled "Frequent Trading": (i) is added in the "General Information" section of the Nuveen Municipal Trust prospectus dated August 28, 2003 and the Nuveen Multistate Trust II prospectus dated June 27, 2003; and (ii) replaces the subsection titled "Frequent Trading" in the "General Information" section in the Nuveen Investment Trust prospectus dated October 28, 2003, the Nuveen Multistate Trust I prospectus dated September 29, 2003, the Nuveen Multistate Trust III prospectus dated September 29, 2003 and the Nuveen Multistate Trust IV prospectus dated September 29, 2003.

     Frequent Trading

     The funds are intended for long-term investment, and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

     Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

     The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over

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     time), or who makes a round trip within a 30-day period. In addition,
     Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

     The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.

     Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions - Frequent Trading Policy" in the Statement of Additional Information.

     The following disclosure is added after the second paragraph in the subsection titled "Who Manages the Funds" contained in the section titled "How We Manage Your Money" in the prospectuses for the above trusts.

     The investment adviser is a wholly-owned subsidiary of Nuveen Investments, LLC, whose majority shareholder is The St. Paul Companies ("St. Paul"). On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers"), announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to certain conditions, including approval by the shareholders of both companies as well as certain regulatory approvals. The funds and the investment adviser do not expect this transaction to have any impact on management of the funds' investment portfolios or on the investment management agreement between each fund and its investment adviser. If, however, this transaction were to constitute a change of control of the investment adviser, as defined in the 1940 Act, the transaction would constitute an "assignment" of the fund's investment management agreement, which would cause the investment management agreement to terminate. In this instance, the funds' Board would meet to consider both an interim investment management agreement (as permitted under the 1940

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     Act) and a new investment management agreement with the investment adviser, the latter of which, if approved by the Board, would be submitted to a vote of the funds' shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The funds and the investment adviser currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of the investment adviser and will not operate as an "assignment". There is no assurance that the funds will receive such advice of counsel.

     The following disclosure is included in the above trusts' prospectuses in the subsection titled "How to Buy Shares" contained in the section titled "How You Can Buy and Sell Shares".

     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

     The following disclosure replaces the second sentence in the subsection titled "How to Sell Shares - By Telephone" contained in the section titled "How You Can Buy and Sell Shares" in the above trusts' prospectuses.

     Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000.

     The following disclosure replaces the final paragraph in the subsection titled "Distribution and Service Payments" contained in the section titled "General Information" in the above trusts' prospectuses.

     In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen mutual funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm is typically calculated by reference to the amount of the firm's recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen mutual funds, the firm's level of participation in Nuveen mutual fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services. These payments in the aggregate have been substantially less than the 12b-1 service fees paid by the Nuveen funds taken as a whole.

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     In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen mutual fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen mutual funds out of fund assets.


                   PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE